UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2007

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

560 Mission Street, Suite 2900 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

During the year ended December 31, 2006, Digital Realty Trust, Inc. and subsidiaries (the Company or we) acquired rental operating properties which were individually insignificant, but significant in the aggregate. This Current Report on Form 8-K is being filed to provide audited statements of revenue and certain expenses in accordance with Rule 3-14 of Regulation S-X for the mathematical majority of the total investment amount we paid for individually insignificant properties acquired during the year ended December 31, 2006. The following financial statements are filed as part of this report:

Item 9.01	Financial Statements and Exhibits.

		Page

(a)	Financial Statements Under Rule 3-14 of Regulation S-X:

	14901 FAA Boulevard
	Independent Auditors’ Report	2
	Statements of Revenues and Certain Expenses for the period from January 1, 2006 through June 29, 2006 (unaudited) and the year ended December 31, 2005	3
	Notes to Statements of Revenues and Certain Expenses	4

	600 Winter Street
	Independent Auditors’ Report	6
	Statements of Revenues and Certain Expenses for the period from January 1, 2006 through September 12, 2006 (unaudited) and the year ended December 31, 2005	7
	Notes to Statements of Revenues and Certain Expenses	8

	2001 Sixth Avenue
	Independent Auditors’ Report	10
	Statements of Revenue and Certain Expenses for the ten months ended October 31, 2006 (unaudited) and the year ended December 31, 2005	11
	Notes to Statements of Revenue and Certain Expenses	12

	Unit 9 Blanchardstown Corporate Park
	Independent Auditors’ Report	15
	Statements of Revenue and Certain Expenses for the period January 1, 2006 through December 19, 2006 (unaudited) and the year ended December 31, 2005	16
	Notes to Statements of Revenue and Certain Expenses	17

(b)	Unaudited Pro Forma Condensed Consolidated Information
	Pro Forma Condensed Consolidated Financial Statements:
	Introduction	19
	Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2006	20
	Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2006	21
	Notes to Pro Forma Condensed Consolidated Financial Statements	22

(c)	Exhibits
	Exhibit Number 23.1: KPMG LLP—Independent Auditors’ Consent.
	Exhibit Number 23.2: KPMG—Independent Auditors’ Consent.
	Exhibit Number 23.3: The Schonbraun McCann Group LLP—Consent of Independent Registered Public Accounting Firm.

INDEPENDENT AUDITORS’ REPORT

The Board of Directors

Digital Realty Trust, Inc.

San Francisco, California

We have audited the accompanying statement of revenues and certain expenses of 14901 FAA Boulevard (the “Property”) for the year ended December 31, 2005. This statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in Note 1, of the Property for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ The Schonbraun McCann Group LLP

Roseland, New Jersey
March 30, 2007

14901 FAA Boulevard

Statements of Revenues and Certain Expenses

	For the Period From January 1, 2006 to June 29, 2006 (Unaudited)	Year Ended December 31, 2005
Revenues:
Rental	$553,205	$1,112,590
Tenant reimbursements	259,369	537,670

	812,574	1,650,260

Less certain expenses:
Rental property operating and maintenance	68,481	138,864
Property taxes	209,322	442,313

	277,803	581,177

Revenues in excess of certain expenses	$534,771	$1,069,083

See accompanying notes to the statements of revenues and certain expenses.

14901 FAA BOULEVARD

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE PERIOD FROM JANUARY 1, 2006 TO JUNE 29, 2006 (UNAUDITED) AND

YEAR ENDED DECEMBER 31, 2005

1.	BASIS OF PRESENTATION

The accompanying statements of revenues and certain expenses relate to the operations of the property known as 14901 FAA Boulevard (the “Property”). The Property is a 263,700 square foot data center, which consists of two buildings located in the Dallas metropolitan area.

For all periods presented in the accompanying statements of revenues and certain expenses, the Property was 100% leased to Savvis Communications Corporation, (“Savvis”) and was acquired by Savvis on June 29, 2006. A wholly owned subsidiary of Digital Realty Trust, Inc. acquired the Property from Savvis on June 30, 2006 for a purchase price of approximately $50.6 million.

Presented herein are the statements of revenues and certain expenses related to the operations of the Property.

The accompanying statements of revenues and certain expenses was prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations to be included with specific filings with the SEC. The statements of revenues and certain expenses includes the historical revenues and certain expenses of the Property exclusive of interest income, mortgage interest expense, depreciation and amortization, and other costs which may not be comparable to the corresponding amounts reflected in the future operations of the Property under it’s new ownership by the buyer.

Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

a.	Revenue Recognition

Revenues are recognized on a straight line basis over the lease term, regardless of when payments are due. The base rent stated in the statements of revenues and certain expenses includes straight-line rental revenues of approximately $88,000 for the year ended December 31, 2005 and $44,000 (unaudited) for the period from January 1, 2006 through June 29, 2006.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES (CONTINUED)

b. Tenant reimbursement

Certain operating expenses incurred in the operations of the Property are recoverable from the tenant. The recoverable amounts are based on actual expenses incurred. Expense recoveries are recognized as revenues in the period in which the applicable costs are incurred.

c. Use of Estimates

Management had made a number of estimates and assumptions relating to the reporting and disclosures of revenues and certain expenses during the reporting period to prepare the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

3.	OPERATING LEASES

The Property is leased under a triple net non-cancelable operating lease to Savvis which provides for minimum rent and reimbursement of certain Property expenses, including property taxes, insurance and operating and maintenance expenses. The leases for each building are schedule to expire in November 15, 2014 and December 15, 2014 and provides for three five-year renewal options.

Future minimum rentals to be received under the lease in effect as of December 31, 2005 are as follows:

2006	$1,028,460

2007	1,119,696

2008	1,119,696

2009	1,123,826

2010	1,223,522

Thereafter	5,072,334

$10,687,534

4.	INTERIM UNAUDITED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

The statements of revenues and certain expenses for the period from January 1, 2006 to June 29, 2006 is unaudited, however, in the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of the statements of revenues and certain expenses for this interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

INDEPENDENT AUDITOR’S REPORT

The Board of Directors

Digital Realty Trust, Inc.

San Francisco, California

We have audited the accompanying statement of revenues and certain expenses of 600 Winter Street (the “Property”) for the year ended December 31, 2005. This statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1. It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in Note 1, of the Property for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ The Schonbraun McCann Group LLP

Roseland, New Jersey
March 30, 2007

600 WINTER STREET

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

	From January 1, 2006 through September 12, 2006 (Unaudited)	Year Ended December 31, 2005
Revenues:
Rental	$488,363	$699,030
Tenant reimbursements	150,375	208,407

	638,738	907,437

Certain Expenses:
Rental property operating and maintenance	64,102	93,638
Property taxes	88,833	122,347
Insurance	9,448	13,524

	162,383	229,509

Revenues in excess of certain expenses	$476,355	$677,928

See accompanying notes to statements of revenues and certain expenses.

600 WINTER STREET

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE PERIOD FROM JANUARY 1, 2006 TO SEPTEMBER 12, 2006 (UNAUDITED) AND

FOR THE YEAR ENDED DECEMBER 31, 2005

1.	BASIS OF PRESENTATION

The accompanying statements of revenues and certain expenses relates to the operations of the property known as 600 Winter Street (the “Property”). The Property is a 30,400 square feet data center located in Waltham, Massachusetts.

For all periods presented in the accompanying statement of revenues and certain operating expenses, the Property was owned by Twenty Seventh Waltham, LLC (the “Owner”). Digital Winter LLC, a wholly owned subsidiary of Digital Realty Trust, Inc. (the “Buyer”) purchased the Property for $8.7 million on September 13, 2006.

Presented herein are the statements of revenues and certain expenses related to the operations of the Property.

The accompanying statements of revenues and certain expenses was prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements of revenues and certain expenses includes the historical revenues and certain expenses of the Property exclusive of interest income, mortgage interest expense, depreciation and amortization, and other costs which may not be comparable to the corresponding amounts reflected in the future operations of the Property under it’s new ownership by the Buyer.

Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

a.	Revenue Recognition

Revenues are recognized on a straight line basis over the lease term, regardless of when payments are due. The base rent stated in the statements of revenues and certain expenses includes straight-line rental revenues of approximately $28,300 for the year ended December 31, 2005 and $ 29,100 (unaudited) for the period from January 1, 2006 through September 12, 2006.

b.	Tenant reimbursements

Certain operating expenses incurred in the operations of the Property are recoverable from the tenant. The recoverable amounts are based on actual expenses incurred. Expense recoveries are recognized as revenue in the period in which the applicable costs are incurred.

c. Use of Estimates

Management had made a number of estimates and assumptions relating to the reporting and disclosures of revenues and certain expenses during the reporting period to prepare the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

3.	OPERATING LEASES

The Property is leased under a triple net non-cancelable operating lease to a single tenant which provide for minimum rent and reimbursement of certain Property expenses, including property taxes, insurance and operating and maintenance expenses. The lease expires in May 2008 and also provides for one ten year renewal option.

Future minimum rentals to be received under the lease in effect as of December 31, 2005 are as follows:

2006	$742,000
2007	757,000
2008	318,000

$1,817,000

4.	INTERIM UNAUDITED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

The statements of revenues and certain operating expenses for the period from January 1, 2006 through September 12, 2006 is (unaudited), however, in the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of the statements of revenues and certain operating expenses for this interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

Independent Auditors’ Report

The Board of Directors

Digital Realty Trust, Inc.:

We have audited the accompanying statement of revenue and certain expenses of 2001 Sixth Avenue (the Property) for the year ended December 31, 2005. This statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the U.S. Securities and Exchange Commission, as described in note 1 to the statement of revenue and certain expenses. It is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note 1, of 2001 Sixth Avenue for the year ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

San Francisco, California
April 19, 2007

2001 Sixth Avenue

Statements of Revenue and Certain Expenses

	Ten months ended October 31, 2006 (unaudited)	Year ended December 31, 2005
Revenue:
Rental, including parking	$15,301,111	$18,181,597
Tenant reimbursements	1,975,659	2,096,398
Other	717,963	1,061,736

	17,994,733	21,339,731
Certain expenses:
Property operating costs	4,424,691	5,027,059
Property taxes and insurance	987,363	963,829
General and administrative	1,930,261	2,369,338
Interest expense	3,244,606	3,909,496
Other	486,682	697,213

	11,073,603	12,966,935

Revenue in excess of certain expenses	$6,921,130	$8,372,796

See accompanying notes to the statements of revenue and certain expenses.

2001 SIXTH AVENUE

Notes to Statements of Revenue and Certain Expenses

For the Ten Months ended October 31, 2006 (unaudited) and the Year Ended December 31, 2005

(1) Basis of Presentation

The accompanying statements of revenue and certain expenses include the revenue and certain expenses of 2001 Sixth Avenue (the Property), which is located in Seattle, Washington. The Property consists of a 34 floor building and an adjacent parking lot. On November 1, 2006 Digital Realty Trust, Inc. purchased an effective 49% partnership interest in the partnership which owns the Property which was subject to a mortgage note payable (see note 5) for approximately $30.5 million.

The accompanying statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the U.S. Securities and Exchange Commission and, accordingly, is not representative of the actual results of operations for the periods presented. The statement of revenue and certain expenses excludes the following expenses which may not be comparable to the proposed future operations of the property:

•	Depreciation and amortization

•	Income taxes

•	Other costs not directly related to the proposed future operations of the Property.

Management is not aware of any material factors relating to the property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2) Summary of Significant Accounting Policies and Practices

(a) Revenue Recognition

Rental revenue is recognized on a straight line basis over the term of the respective lease agreements. The straight line rent adjustment for minimum rents increased base contractual rental revenue by approximately $150,000 (unaudited) and $180,000 for the ten months ended October 31, 2006 and for the year ended December 31, 2005, respectively. Additionally, the rental agreements with some of the Property’s tenants require fees to be paid by the lessee at inception of the rental period. Although paid up-front, these fees are considered to be additional rental revenue earned over the rental period and, accordingly, these fees are recognized as rental revenue on a straight line basis over the life of the rental agreement. Revenues related to the up-front fees in the accompanying statements of revenue and certain expenses were approximately $815,000 (unaudited) and $1,351,000 for the ten months ended October 31, 2006 and for the year ended December 31, 2005, respectively.

(b) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statement of revenue and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

(c) Unaudited Interim Information

The statement of revenue and certain expenses for the ten months ended October 31, 2006 is unaudited. In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of the results of this interim period. All such adjustments are of a normal recurring nature.

(3) Minimum Future Lease Rentals

Future minimum amounts to be received under operating lease agreements in effect as of December 31, 2005 are as follows:

2006	$14,405,079
2007	12,193,109
2008	10,829,223
2009	8,367,343
2010	4,024,212
Thereafter	9,032,936

$58,851,902

(4) Tenant Concentrations

A significant portion of the rentable square footage of the Property is leased to tenants in the high technology/communications industry. These tenants comprised approximately 88% of total revenues in 2005. No single tenant accounted for more than 10% of total revenues.

(5) Mortgage Note Payable

A loan in the amount of $55,000,000, secured by a first trust deed and an assignment of rents on the Property, was executed by the Partnership on October 19, 2000. The loan bears interest at an annual rate of 7.78%, with principal and interest payments of $416,515 due monthly through October 1, 2010. On November 1, 2010, the loan matures and a balloon payment of approximately $44,156,130 is due. The loan may be prepaid in full prior to maturity upon the payment of a fee equal to the greater of 1% of the then outstanding principal balance or an amount based on the modified yield maintenance calculation as provided by the loan agreement. The principal balance of the loan at October 31, 2006 and December 31, 2005 was approximately $49,604,171(unaudited) and $50,522,228, respectively.

(6) Related Party Transactions

The Property is managed by an affiliate of one of its owners. Property management fees of 3.5% of gross rents and parking fees totaling approximately $598,333 (unaudited) for the ten months ended October 31, 2006 and $692,802 for the year ended December 31, 2005 were recorded and are included in general and administrative expenses. The property management agreement also provides for a recovery of various other management costs and have been recorded as general and administrative expense in the accompanying statements of revenue and certain expenses as follows:

	Ten months ended October 31, 2006 (unaudited)	Year ended December 31, 2005
Building Management	221,485	272,833

Accounting and MIS Services	116,361	139,297

Construction Services	157	37

In 1998, the Property began leasing roof space from a building owned by an affiliate of one of its owners. Total rental payments made to this affiliate were approximately $62,493 (unaudited) and $74,226 for the ten months ended October 31, 2006 and for the year ended December 31, 2005, respectively. The roof space is subleased partially to a tenant.

The Property began leasing dark fiber strands to an affiliate of one of its owners in 2004. The Property recognized approximately $28,000 (unaudited) and $33,600 in revenue for the ten months ended October 31, 2006 and for the year ended December 31, 2005, respectively. The Property began charging an affiliate of one of its owners for the use of shared intranet services in 2004 recognizing approximately $10,800 (unaudited) and $12,960 in revenue for the ten months ended October 31, 2006 and for the year ended December 31, 2005, respectively.

Independent Auditors’ Report

The Board of Directors

Digital Realty Trust, Inc.:

We have audited the accompanying statement of revenue and certain expenses of Unit 9 Blanchardstown Corporate Park (the Property) for the year ended December 31, 2005. This statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the U.S. Securities and Exchange Commission, as described in note 1 to the statement of revenue and certain expenses. It is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note 1, of Unit 9 Blanchardstown Corporate Park for the year ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG

Dublin, Ireland

April 4, 2007

Unit 9 Blanchardstown Corporate Park

Statements of Revenue and Certain Expenses

	For the period January 1, 2006 through December 19, 2006 (unaudited)	For the year ended December 31, 2005
Revenue:
Rental	€3,594,916	€538,320
Tenant reimbursements	1,367,906	199,600
Other	539,399	87,221

	5,502,221	825,141
Less certain expenses:
Rental property operating and maintenance	3,181,784	860,388
Property taxes	70,121	60,834
Insurance	28,159	44,618
Other	471,513	366,723

	3,751,577	1,332,563

Revenues (below) in excess of certain expenses	€1,750,644	€(507,422)

See accompanying notes to the statements of revenue and certain expenses.

UNIT 9 BLANCHARDSTOWN CORPORATE PARK

Notes to Statement of Revenue and Certain Expenses

For the Year Ended December 31, 2005 and for the Period January 1, 2006 through December 19, 2006

(Unaudited)

(1) Basis of Presentation

Unit 9 Blanchardstown Corporate Park (the property) is a property located in Dublin, Ireland. The Property consists of 120,000 square feet of gross rentable space and is owned by Waspar Limited. The property leases space under various lease agreements with its tenants and is 16.1% occupied as of December 31, 2005 (December 19, 2006 – 97.0%) (unaudited). On December 20, 2006, Digital Realty (Blanchardstown) Limited, a subsidiary of Digital Realty Trust, purchased Waspar Limited for approximately €36 million.

The accompanying statement of revenue and certain expenses has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X, and accordingly, is not representative of the actual results of operations for the periods presented.

Management is not aware of any material factors relating to the property other than those already described in note 2(b) that would cause the reported financial information not to be necessarily indicative of future operating results.

(2) Summary of Significant Accounting Policies and Practices

(a) Revenue Recognition

All leases are accounted for as operating leases and, as such, rental revenue is recognized on a straight line basis over the term of the respective lease agreement. Revenue in respect of fixed and variable monthly charges is recognised as the related services are rendered.

(b) Certain Expenses

Certain expenses include only those costs expected to be comparable to the proposed future operations of the property. Repairs and maintenance expenses are charged to operations as incurred. Certain expenses exclude the following expenses which may not be comparable to the proposed future operations of the property:

•	Depreciation and amortization

•	Income taxes

•	Other costs not directly related to the proposed future operations of the property

(c) Foreign Currency

The property is located in Dublin, Ireland and all transactions are denominated in Euros.

(d) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statement of revenue and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(e) Unaudited Interim Information

The statement of revenue and certain expenses for the period from January 1, 2006 through December 19, 2006 is unaudited. In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of the results of this interim period. All such adjustments are of a normal recurring nature.

(3) Minimum Future Lease Rentals

Future minimum amounts to be received under operating lease agreements in effect as of December 31, 2005 are €1,487,677 in 2006.

Future minimum amounts to be received under operating lease agreements in effect as of December 19, 2006 are as follows:

(Unaudited)
2007	€2,098,577
2008	824,280
2009	658,208
2010	602,850
2011	602,850
Thereafter	3,271,875

€8,058,640

(4) Tenant Concentrations

The following tenants accounted for more than 10% of the property’s revenue for the period January 1, 2006 through December 19, 2006 (unaudited) and for the year ended December 31, 2005 are as follows:

Tenant	For the period January 1, 2006 through December 19, 2006	For the year ended December 31, 2005
	(unaudited)
Amazon	€2,407,555	€	nil
IBM	€1,221,382		€591,636
Allied Irish Bank	€906,450	€	nil
PayPal	€644,688		€233,505

	€5,180,075		€825,141

DIGITAL REALTY TRUST, INC.

Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

The unaudited pro forma condensed consolidated balance sheet of Digital Realty Trust, Inc. and subsidiaries (collectively, we, our or the Company) as of December 31, 2006 and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2006, include: (i) individually significant transactions and (ii) the group of income producing real estate properties which are individually insignificant, but in the aggregate represent the mathematical majority of the total investment amount we paid for individually insignificant income producing real estate properties in the aggregate during the year ended December 31, 2006 as provided in the chart below.

In addition, the unaudited pro forma condensed consolidated balance sheet is presented as if the following significant 2007 transactions had occurred on December 31, 2006:

1) Issuance of 7,000,000 shares of 4.375% Series C Cumulative Convertible Preferred Stock, which occurred on April 10, 2007 for net proceeds of approximately $169.1 million and related use of proceeds as provided for in note 1(B) below.

2) The redemption by Global Innovation Partners LLC, its related funds and other third parties for the three months ended March 31, 2007 of approximately 6.4 million Operating Partnership units for an equal number of shares of our common stock.

Our accompanying unaudited pro forma condensed consolidated statement of operations is presented as if the significant 2007 transactions noted above, the various Operating Partnership unit redemptions for an equal number of shares of our common stock throughout 2006 and the acquisitions of the following properties (the “Acquired Properties”) and the related financings during 2006 had occurred on January 1, 2006:

Property	Acquisition Date	Investment (in $millions)
Unit 9, Blanchardstown Corporate Park (1)	December 20, 2006	$47.9
2001 Sixth Avenue (1)	November 1, 2006	30.5
600 Winter Street (1)	September 13, 2006	8.7
14901 FAA Boulevard (1)	June 30, 2006	50.6
120 East Van Buren Avenue (2)	July 25, 2006	175.0

(1)	Individually insignificant, but significant when aggregated.
(2)	See 8-K/A filed on September 22, 2006 for financial statement filed pursuant to Rule 3-14 of Regulation S-X.

Our unaudited pro forma condensed consolidated financial statements should be read in conjunction with our consolidated historical financial statements including the notes thereto. The unaudited pro forma condensed consolidated financial statements do not purport to represent our financial position as of December 31, 2006, or the results of operations for the year ended December 31, 2006 that would have actually occurred had the significant 2007 transactions indicated above been completed on December 31, 2006 for the purposes of the balance sheet or the significant 2007 transactions and 2006 acquisitions noted above occurred on January 1, 2006 for the purposes of the statements of operations, or to project our financial position or results of operations as of any future date or for any future period.

DIGITAL REALTY TRUST, INC.

Pro Forma Condensed Consolidated Balance Sheet

December 31. 2006

(unaudited in thousands)

	Company historical	Pro forma adjustments		Company pro forma
Assets	(A)
Investments in real estate, net	$1,736,802	$—		$1,736,802
Cash and cash equivalents, including restricted cash	50,405	58,100	(B)	108,505
Accounts and other receivables	31,293	—		31,293
Deferred rent	40,225	—		40,225
Acquired above market leases, net	47,292	—		47,292
Acquired in place lease value and deferred leasing costs, net	248,751	—		248,751
Deferred financing costs, net	17,500	—		17,500
Other assets	13,951	—		13,951

Total assets	$2,186,219	$58,100		$2,244,319

Liabilities and Stockholders’ Equity
Notes payable under line of credit	$145,452	$(111,000	)(B)	$34,452
Exchangeable senior debentures	172,500	—		172,500
Mortgage loans	804,686	—		804,686
Accounts payable and other accrued liabilities	88,698	—		88,698
Accrued dividends and distributions	19,386			19,386
Acquired below market leases, net	87,487	—		87,487
Security deposits and prepaid rents	19,822	—		19,822

Total liabilities	1,338,031	(111,000)		1,227,031

Minority interests in operating partnership	138,416	(65,504	)(C)	72,912

Stockholders’ Equity:
8.50% Series A Cumulative Redeemable Preferred Stock	99,297	—		99,297
7.875% Series B Cumulative Redeemable Preferred Stock	60,502	—		60,502
4.375% Series C Cumulative Convertible Preferred Stock	—	169,100	(D)	169,100
Common stock	542	64	(C)	606
Additional paid-in capital	597,334	65,440	(C)	662,774
Dividends in excess of earnings	(52,093)	—		(52,093)
Accumulated other comprehensive income, net	4,190	—		4,190

Total stockholders' equity	709,772	234,604		944,376

	$2,186,219	$58,100		$2,244,319

See accompanying notes to pro forma condensed consolidated financial statements.

DIGITAL REALTY TRUST, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2006

(unaudited )

(in thousands, except share data)

	Company historical	Acquired Properties	Financing transactions	Other pro forma adjustments		Company pro forma
	(AA)	(BB)	(CC)
Operating Revenues:
Rental	$229,742	$12,589	$—	$—		$242,331
Tenant reimbursements	51,796	2,696	—	—		54,492
Other	365	721	—	—		1,086

Total operating revenues	281,903	16,006	—	—		297,909

Operating Expenses:
Rental property operating and maintenance	61,052	6,677	—	—		67,729
Property taxes	28,052	505	—	—		28,557
Insurance	3,757	120	—	—		3,877
Depreciation and amortization	89,936	11,354	—	—		101,290
General and administrative	20,441	—	—	—		20,441
Other	1,111	680	—	—		1,791

Total operating expenses	204,349	19,336	—	—		223,685

Operating income	77,554	(3,330)	—	—		74,224

Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	177	(44)	—	—		133
Interest and other income	1,275	—	—	—		1,275
Interest expense	(51,924)	—	(12,263)	11,533	(DD)	(52,654)
Loss from early extinguishment of debt	(527)	—	—	—		(527)

Income (loss) from continuing operations before minority interests	26,555	(3,374)	(12,263)	11,533		22,451
Minority interests in continuing operations of operating partnership	(5,383)			5,275	(EE)	(108)

Income (loss) from continuing operations	21,172	(3,374)	(12,263)	16,808		22,343

Preferred stock dividends	(13,780)	—	—	(7,656	)(DD)	(21,436)

Net income (loss) from continuing operations available to common stockholders	$7,392	$(3,374)	$(12,263)	$9,152		$907

Income (loss) per share from continuing operations available to common stockholders:
Basic	$0.20					$0.02
Diluted	$0.20					$0.02

Weighted average common shares outstanding:
Basic	36,134,983			19,203,702	(FF)	55,338,685
Diluted	37,442,192			19,203,702	(FF)	56,645,894

See accompanying notes to pro forma condensed consolidated financial statements.

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)

(Dollar amounts in thousands, except per share amounts)

1. Adjustments to the Pro Forma Condensed Consolidated Balance Sheet

Digital Realty Trust, Inc. through its controlling interest in Digital Realty Trust, L.P. (the Operating Partnership) and the subsidiaries of the Operating Partnership (collectively, “we” or the Company) is engaged in the business of owning, acquiring, repositioning and managing technology-related real estate.

The adjustments to our pro forma condensed consolidated balance sheet as of December 31, 2006 are as follows:

(A)	Company historical reflects our historical condensed consolidated balance sheet as of December 31, 2006.

(B)	Reflects use of net proceeds of $169,100 from the offering in note (D) to temporarily repay all outstanding notes under unsecured credit facility denominated in U.S. dollars as of December 31, 2006 in the amount of $111,000 with the remainder of $58,100 presented as cash and cash equivalents.

(C)	Reflects the adjustment to minority interests in operating partnership resulting from the redemption of 6,426,417 Operating Partnership units for an equal number of shares of common stock.

Sum of the common equity and minority interests in the operating partnership before allocation	$687,847

Percentage allocable to minority interests	10.60%

Pro forma minority interests in operating partnership	72,912
Historical minority interests in operating partnership	138,416

Pro forma adjustment to minority interest	$(65,504)

Pro forma adjustment to common stock and additional paid in capital:
Common stock, 6,426,417 shares at $.01 per share	$64
Additional paid-in capital	65,440

$65,504

(D)	Reflects the sale of 7,000,000 shares of 4.375% Series C Cumulative Convertible Preferred Stock, which occurred on April 10, 2007:

Proceeds from the offering	$175,000

Less costs of the offering:
Underwriters' discounts and commissions	5,250
Other costs	650

5,900

Net cash proceeds	$169,100

2. Adjustments to Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the pro forma condensed consolidated statements of operations for the year ended December 31, 2006 are as follows:

(AA)	Company historical reflects our historical condensed consolidated statement of operations for the year ended December 31, 2006.

(BB) Acquired Properties

The pro forma condensed consolidated statement of operations for the year ended December 31, 2006 reflects pro forma revenue and expenses for the period January 1, 2006 to the date we acquired the Acquired Properties based on historical revenues and expenses, as adjusted for purchase accounting as follows (in thousands):

Properties acquired during the year ended December 31, 2006

	Combined historical revenues and certain expenses (1)	Adjustments resulting from Acquired Properties		Pro forma adjustments
Operating Revenues:
Rental	$12,118	$471	(2)	$12,589
Tenant reimbursements	2,696	—		2,696
Other	721	—		721

Total operating revenues	15,535	471		16,006

Operating Expenses:
Rental property operating and maintenance	6,677	—		6,677
Property taxes	505	—		505
Insurance	120	—		120
Depreciation and amortization	—	11,354	(3)	11,354
Other	680	—		680

Total operating expenses	7,982	11,354		19,336

Operating income	$7,553	$(10,883)		$(3,330)

Equity in earnings of unconsolidated joint venture — 2001 Sixth Avenue	$3,391	$(3,435	)(4)	$(44)

(1)	The combined properties historical revenues and certain expenses (excluding 2001 Sixth Avenue, which is presented on the equity method of accounting) are as follows:

	Acquired Properties:
	14901 FAA Boulevard	120 East Van Buren Avenue	600 Winter Street	Unit 9, Blanchardstown Corporate Park (5)	Combined Historical Revenues and Certain Expenses
Revenue:
Rental	$553	6,572	489	4,504	$12,118
Tenant reimbursements	260	572	150	1,714	2,696
Other		46	—	675	721

	813	7,190	639	6,893	15,535

Certain expenses:
Rental property operating and maintenance	69	2,558	64	3,986	6,677
Property taxes	209	119	89	88	505
Insurance	—	75	10	35	120
Other	—	89	—	591	680

	278	2,841	163	4,700	7,982

Operating income	$535	4,349	476	2,193	$7,553

(2)	Reflects increase in rental revenues for straight line rent amounts and amortization of acquired below market leases, net of amortization of acquired above market leases, all resulting from purchase accounting.

(3)	Reflects depreciation and amortization of the buildings and improvements, tenant improvements and acquired in-place lease values.

(4)	Reflects adjustments to equity in earnings of unconsolidated joint venture from items listed in note (2) and (3) above.

(5)	The statement of revenue and certain expenses is translated into U.S. dollars, using the average Euro to U.S. dollar conversion rates of approximately €0.798 to $1.00.

(CC) Financing transactions

Reflects the net increase in interest expense as a result of the following financing transactions related to the acquisition of the Acquired Properties (in thousands):

Financing	Principal balance used in Pro Forma Adjustment		Interest Rate	Pro forma Interest Expense Adjustment
Additional borrowings under our unsecured line of credit	$109,300	(1)	1-month LIBOR + 1.50% (2)	$4,965
Exchangeable senior debentures on August 15, 2006	172,500	(3)	4.125%	4,467
Unit 9, Blanchardstown Corporate Park mortgage on December 20, 2006	37,128		3-month EURIBOR + 1.35% (4)	1,953
Amortization of deferred financing costs (5)				878

				$12,263

(1) Reflects borrowings under our line of credit as follows:
	Principal Pro forma used in Pro Forma Adjustment			Pro forma Interest Expense Adjustment
(a) Purchased 14901 FAA Boulevard on June 30, 2006 for $50.6 million.	$50,600			1,726

(b) Purchased 120 East Van Buren Avenue on July 25, 2006 for $175.0 million, of which $166.3 million was financed from the proceeds of our exchangeable senior debentures in August 2006 and the remainder was financed with borrowings under our line of credit.	8,700			338

(c) Purchased 600 Winter Street on September 13, 2006 for $8.7 million.	8,700			420

(d) Purchased an effective 49% interest in 2001 Sixth Avenue on November 1, 2006 for $30.5 million.	30,500			1,757

(e) Purchased Unit 9, Blanchardstown Corporate Park on December 20, 2006 for $47.9 million, of which $37.1 million was financed from the proceeds of a mortgage loan secured by the property.	10,800			724

	$109,300			$4,965

(2)	The December 31, 2006 1-month LIBOR rate of 5.32% was used to calculate proforma interest expense adjustment.
(3)	Primarily reflects financing for our purchase of 120 East Van Buren Avenue as discussed in (2) above.
(4)	The loan has an actual interest rate of 3-month EURIBOR+1.35%; however we have entered into an interest rate swap agreement, which qualifies for cash flow hedge accounting and effectively fixes the interest rate at 5.35%. We calculated the proforma interest expense using the rate at 5.35%.
(5)	Represents increased amortization of loan costs assuming the loans occurred on January 1, 2006 as follows:

Pro forma Interest Expense Adjustment
Exchangeable senior debentures	$778
Unit 9, Blanchardstown Corporate Park	100

$878

(DD) Preferred dividends and interest savings

Reflects dividends for preferred stock:

4.375% Series C Cumulative Convertible Preferred Stock:
Number of shares (in thousands)	7,000
Dividend per share ($25.00 liquidation preference x 4.375%)	$1.09375

Pro forma adjustment	$7,656

Reflects interest expense savings as a result of using the proceeds from the 4.375% Series C Cumulative Convertible Preferred Stock, to temporarily repay outstanding notes under unsecured credit facility denominated in U.S. dollars:

	Interest Rate
Net proceeds from issuance of 4.375% Series C Cumulative Convertible Preferred Stock			$169,100
Interest rate on notes under unsecured credit facility	1-month LIBOR + 1.50	% (1)	6.82%

Pro forma notes under adjustment			$11,533

(1)	The December 31, 2006 1-month LIBOR rate of 5.32% was used to calculate proforma interest expense adjustment.

(EE) Minority interest in Operating Partnership

Minority interests in the Operating Partnership relate to the Operating Partnership interests that are not owned by us. Since January 1, 2006, 24,431,965 units in our Operating Partnership have been redeemed for shares of our common stock, including 6,426,417 units since December 31, 2006. Had all of these redemptions occurred on January 1, 2006, the pro forma minority interest in the Company would be 10.6% and impacted the pro forma minority interest allocation as follows:

Year ended December 31, 2006
Pro forma income from continuing operations before minority interests	$22,451
Less preferred dividends	(21,436)

1,015
Minority interest allocation	10.60%
Proforma minority interest in continuing operations	(108)
Company historical minority interest in continuing operations of Operating Partnership	(5,383)

Proforma adjustment	$5,275

(FF) Weighted average common shares outstanding

Reflects change in basic and diluted weighted average shares as a result of the redemption of Operating Partnership units for shares of common stock as of January 1, 2006:

	Basic	Diluted
Historical weighted average shares outstanding	36,134,983	37,442,192

Pro forma weighted average shares outstanding	55,338,685	56,645,894

Pro forma adjustment	19,203,702	19,203,702

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.

By:	/s/ Joshua A. Mills
General Counsel and Assistant Secretary

Date: April 25, 2007

Exhibit Index

Exhibit No.	Description
23.1	KPMG LLP—Independent Auditors’ Consent.

23.2	KPMG—Independent Auditors’ Consent.

23.3	The Schonbraun McCann Group LLP—Consent of Independent Registered Public Accounting Firm.